Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ HAROLD BROWN
Dr. Harold Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ MATHIS CABIALLAVETTA
Mathis Cabiallavetta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ J. DUDLEY FISHBURN
J. Dudley Fishburn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ JENNIFER LI
Jennifer Li

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ GRAHAM MACKAY
Graham Mackay

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ SERGIO MARCHIONNE
Sergio Marchionne

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ KALPANA MORPARIA
Kalpana Morparia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ ROBERT B. POLET
Robert B. Polet

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ CARLOS SLIM HELÚ
Carlos Slim Helú

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements on Form S-8 for the registration of shares of common stock without par value, to be issued by the Company in connection with the Philip Morris International Inc. 2012 Performance Incentive Plan, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, prospectuses and other documents included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 9th day of May 2012.

/S/ STEPHEN M. WOLF
Stephen M. Wolf